EXHIBIT 99.1

PRESS RELEASE OF PAYCHEX, INC. DATED MAY 19, 2020

Paychex, Inc. Provides COVID-19 Business Update

Rochester, N.Y., (May 19, 2020) — Paychex, Inc. (“Paychex,” “we,” “our,” or “us”) (Nasdaq:PAYX) will provide a business update today in response to the impact from COVID-19 and an update to our outlook for the fiscal year ending May 31, 2020 (“fiscal 2020”).

Martin Mucci, President and Chief Executive Officer, commented, “As the COVID-19 situation continues to evolve, our primary focus continues to be the health and safety of our employees and supporting our clients and communities. We are committed to helping businesses navigate the impacts of COVID-19 and proactively supporting our clients with the highest level of service and technology.  Our service levels and client satisfaction remain strong as we work to help our clients and their employees with changes to their business model and position them with products to be successful as their businesses reopen. We have a team of compliance professionals working with federal, state, and local officials to advocate for the interests of our clients and ensure we are well positioned to help them meet the requirements of any new support programs and regulations.”

Mucci added, “Our blend of technology and service provides valuable tools and resources to assist our clients and their employees during this critical time.  The technology investments we have made in our Paychex Flex® payroll and human resource suite of products positioned us to service our clients well and support them in managing a remote workforce.  We have also experienced a significant increase in the utilization of our five-star rated mobile app.  While the impact on the economy of COVID-19 is severe, we are pleased to see early signs of moderation and stabilization in our key business metrics.”

Outlook

Our outlook for fiscal 2020 has been updated and incorporates known and anticipated impacts resulting from the COVID-19 pandemic based on current assumptions and market conditions. As this situation continues to evolve, future developments could alter our guidance.  Please visit http://www.paychex.com/investors to view the updated outlook for fiscal 2020, which will be included in the investor presentation at the time of our conference call.

Financial Position and Liquidity

Our financial position remains strong and we continue to anticipate that cash, restricted cash, and total corporate investments, along with projected operating cash flows and available short-term financing, will support our normal business operations, capital purchases, share repurchases, and dividend payments for the foreseeable future. We will continue to evaluate the nature and extent of changing market and economic conditions related to COVID-19 and the impact to our business and financial position.  We believe our strong balance sheet and operational flexibility will allow us to successfully manage through the current situation while protecting our cash flow and liquidity.

Conference Call

Interested parties may access the webcast of our conference call, scheduled for May 19, 2020 at 9:30 a.m. Eastern Time, at http://www.paychex.com/investors. The webcast will be archived for approximately one month. Our news releases, current financial information, Securities and Exchange Commission (“SEC”) filings, and investor presentations are also accessible at http://www.paychex.com/investors.

For more information, contact:

Investor Relations:	Efrain Rivera, CFO, or Terri Allen	585‑383‑3406
Media Inquiries:	Laura Saxby Lynch	585‑383‑3074

About Paychex

Paychex, Inc. (Nasdaq:PAYX) is a leading provider of integrated human capital management solutions for human resources, payroll, benefits, and insurance services. By combining its innovative software-as-a-service technology and mobility platform with dedicated, personal service, Paychex empowers small- and medium-sized business owners to focus on the growth and management of their business. Backed by more than 45 years of industry expertise, Paychex serves approximately 670,000 payroll clients as of May 31, 2019 across more than 100 locations in the U.S. and Europe, and pays one out of every 12 American private sector employees. Learn more about Paychex by visiting paychex.com and stay connected on Twitter  (www.twitter.com/paychex)  and LinkedIn (www.linkedin.com/company/paychex).

Cautionary Note Regarding Forward-Looking Statements Pursuant to the United States (“U.S.”) Private Securities Litigation Reform Act of 1995

Certain written and oral statements made by us may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “we expect,” “expected to,” “estimates,” “estimated,” “overview,” “outlook,” “guidance,” “we look forward to,” “would equate to,” “projects,” “projections,” “projected,” “projected to be,” “anticipates,” “anticipated,” “we believe,” “believes,” “could be,” “targeting,” and other similar words or phrases. Examples of forward-looking statements include, among others, statements we make regarding operating performance, events, or developments that we expect or anticipate will occur in the future, including statements relating to our outlook, revenue growth, earnings, earnings-per-share growth, or similar projections.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results and financial conditions may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance upon any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

•	changes in governmental regulations and policies;
•	our ability to comply with U.S. and foreign laws and regulations;
•	our ability to keep pace with changes in technology and to provide timely enhancements to our products and services;
•	our compliance with data privacy laws and regulations;
•	the possibility of cyberattacks, security vulnerabilities, and Internet disruptions, including breaches of data security and privacy leaks, data loss, and business interruptions;
•	the possibility of failure of our operating facilities, computer systems, or communication systems during a catastrophic event, including the outbreak of COVID-19;
•	the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business failures, specifically among our clients;
•	the impact of COVID-19 on our employees and our ability to provide services to our clients and respond to their needs;
•	the failure of third-party service providers to perform their functions;
•	the possibility that we may be subject to additional risks related to our co-employment relationship with our professional employer organization;
•	changes in health insurance and workers’ compensation insurance rates and underlying claim trends;
•	our clients’ failure to reimburse us for payments made by us on their behalf;

•	the effect of changes in government regulations mandating the amount of tax withheld or the timing of remittances;
•	volatility in the political and economic environment;
•	risks related to acquisitions and the integration of the businesses we acquire, including integrating Oasis Outsourcing Group Holdings, L.P.’s business with ours;
•	our failure to comply with covenants in our debt agreements;
•	changes in the availability of qualified people, including management, technical, compliance, and sales personnel;
•	our failure to protect our intellectual property rights;
•	the possible effects of negative publicity on our reputation and the value of our brand; and
•	potential outcomes related to pending or future litigation matters.

Any of these factors, as well as such other factors as discussed in our SEC filings, could cause our actual results to differ materially from our anticipated results. The information provided in this document is based upon the facts and circumstances known as of the date of this press release, and any forward-looking statement made by us in this document speaks only as of the date on which it is made. Except as required by law, we undertake no obligation to update these forward-looking statements after the date of issuance of this press release to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.